UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05550

The Alger Portfolios
Alger Balanced Portfolio

(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004
(Address of principal executive offices)   (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

100 Pearl Street

New York, New York 10004
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report that is required to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form  N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

ALGER

THE ALGER PORTFOLIOS

Alger Balanced Portfolio

ANNUAL REPORT

DECEMBER 31, 2023

Table of Contents

ALGER BALANCED PORTFOLIO

Shareholders’ Letter (Unaudited)	December 31, 2023

Dear Shareholders,

“Information is the resolution of uncertainty.” – Claude Shannon

At Alger, we integrate our focus on change and the uncertainty that it brings with a deep commitment to fundamental bottom-up research. In the realm of investing, where uncertainty and change are constant companions, we recognize the significance of making well-informed decisions on corporate fundamentals—such as sales, earnings, and cash flow—to seek alpha generation and long-term wealth creation. Our approach is centered on diligently gathering and analyzing information to identify companies not only with a strong potential for sustained earnings growth over the long-term, but also those adept at navigating and capitalizing on market disruption. By focusing on businesses poised to gain market share and compound their earnings growth—decisions we hope are made clearer through our deep commitment to resolving investment uncertainties with solid information—we aim to construct portfolios that are resilient in various economic scenarios, including periods of significant change. This approach is not just about avoiding risk; it is about actively seeking out opportunities where information aligns with a potential for growth amidst change. Ultimately, our goal is to enhance long-term value for our shareholders, guided by the beacon of well-resolved information in a sea of market uncertainties and ever-evolving change.

Reflecting on the fiscal year ended December 31, 2023, the narrative of the market was one of resilience and recovery, with the S&P 500 Index finishing up 26.29%. Following a turbulent 2022, in which higher interest rates dampened equity valuations, investor sentiment turned positive in 2023, driven by easing inflation, stabilizing corporate earnings, and the increasing likelihood of a soft landing (i.e., an economic slowdown without a recession). Further, a surge of enthusiasm around Artificial Intelligence (“AI”) contributed to outsized returns for certain of the largest companies within the Information Technology and Communication Services sectors. Not all sectors shared in this rally, as the Energy and Utilities sectors underperformed the S&P 500 Index. As for interest rates, the yield on U.S. 10-year note started the year at 3.88%, peaked at 4.99% in mid-October, and then fell 111 basis points back to 3.88%, ending the year precisely where it began.

During the first quarter of 2023, we saw a reversal in the bearish sentiment that had marked much of the previous year. In February, the Federal Reserve (the “Fed”) slowed down its rate hikes to 25 basis point increments, a reduction from the 50 basis point hike in December 2022. In March, concerns around bank funding and liquidity emerged following the collapse of two regional banks, leading to significant deposit outflows across many regional banks. The Fed, U.S. Treasury, and Federal Deposit Insurance Corporation (FDIC) took steps to alleviate market concerns, including announcing an emergency liquidity program, guaranteeing uninsured deposits, and allowing some bank mergers and acquisitions.

Transitioning into the second quarter of 2023, U.S. economic data released in June reinforced the soft landing narrative with signs of (1) disinflation, as evidenced by the May Consumer Price Index (“CPI”) report coming in softer than expected with headline CPI posting the lowest annual increase in more than two years, (2) resilient labor markets, as May payrolls beat estimates for a 14th straight month, and (3) a stronger housing market, with builder confidence at the highest in nearly a year, housing starts at the highest in over a year, and multi-unit starts at the highest in nearly four decades.

Despite the strong rally in the first-half of 2023, U.S. equities fell during the third quarter. While investors initially embraced a continuation of prevailing narratives around AI and expectations of a soft landing in July, mounting concerns surrounding aggressive Fed policy and a sharp rise in interest rates led to declining equity prices in August and September. Moreover, the resumption of student loan payments, diminished savings from the pandemic, and higher energy prices reignited worries that a decline in U.S. consumer spending could lead to the possibility of an upcoming recession. Rising interest rates were seen as one of the largest headwinds to risk assets during the third quarter, as the yield on the U.S. 10-year note increased by 76 basis points to 4.57% and the yield on the two-year note increased nearly 20 basis points to 5.04%. While the rate of inflation decelerated meaningfully year-over-year, the monthly CPI readings for July and August rose 0.2% and 0.6%, respectively. That said, the rise in interest rates was driven more by real yields (i.e., nominal yields excluding inflation), as opposed to rising inflation expectations during the third quarter.

In the final quarter of 2023, U.S. equities experienced a strong rally, driven in large part by considerable easing in financial conditions. This shift was primarily driven by Fed officials’ acknowledgment in October that the tightening financial measures implemented throughout 2023 had reduced the need for further rate hikes. Moreover, disinflation remained a high-profile market theme throughout the quarter, as the October Core CPI report came in below consensus estimates. Further, the October Core Personal Consumption Expenditure Price Index, the Fed’s preferred inflation measure, also fell to its lowest level since March 2021. In late November, Fed Governor Christopher Waller said continued disinflation over the next several months could lead to rate cuts in 2024. The December Federal Open Market Committee (FOMC) meeting reinforced this dovish stance, as the median 2024 Fed Funds rate projection implied 75 basis points worth of easing. Additionally, consumer resilience, strong third quarter corporate earnings and an anticipated rebound in earnings growth in 2024 were other contributors to the fourth quarter market rally.

Among non-U.S. equities, developed markets saw strong performance during the fiscal twelve-month period ended December 31, 2023. Notable strength was driven by Europe avoiding an energy crisis due to a mild winter, and Japan’s economy being bolstered by well-received corporate reforms to improve governance. As such, the MSCI ACWI ex-USA rose 16.21% during the fiscal twelve-month period ended December 31, 2023, with the Information Technology and Industrials sectors showing strong results, while the Real Estate and Consumer Staples sectors saw weaker performance. Within Emerging Markets, technology focused countries like Taiwan and Korea, performed strongly as evidence of a cyclical recovery in the semiconductor industry. Moreover, India benefited from strong household consumption, moderating inflation, and increased foreign investment, as we believe the country continues to show strong structural growth from increased government spending and a growing middle class. However, there was notable weakness in China as the country faced challenges in their property sector, and weaker-than-expected economic recovery data weighed on investor sentiment throughout 2023. As such, the MSCI Emerging Markets Index was up 10.27% during the fiscal twelve-month period ended December 31, 2023. Strong performance within the Energy and Information Technology sectors was partially offset by relative weakness in the Real Estate and Consumer Discretionary sectors.

Going Forward

We continue to believe that an unprecedented level of innovation is creating compelling investment opportunities – corporations are digitizing their operations, cloud computing growth continues to support future innovation, and artificial intelligence, which, in our view, is at an inflection point, potentially enabling significant increases in productivity. In the Health Care sector, we believe that advances in surgical technologies and innovations within biotechnology offer attractive opportunities ahead. As such, we intend to continue to focus on conducting in-depth fundamental research as we seek leaders of innovation. We believe this strategy embodies Claude Shannon’s insight, obtaining information to make well-informed decisions that help our shareholders achieve their long-term investment goals.

Separately, 2024 marks Alger’s 60th anniversary in our pursuit of growth investing. Over the past six decades, we have seen much change, including change itself. We believe accelerating change is one of the key reasons why growth stocks have outperformed value investing over the past 20 years. As innovations in areas like artificial intelligence, genomics, and surgical technologies evolve, we see a bright future for our style of growth investing.

Portfolio Matters

Alger Balanced Portfolio

The Alger Balanced Portfolio returned 17.43% during the fiscal twelve-month period ended December 31, 2023. The equity portion of the Portfolio underperformed the 26.29% return of the S&P 500 Index and the fixed income portion of the Portfolio underperformed the 5.72% return of the Bloomberg U.S. Government/Credit Bond Index. Regarding the equity portion of the Portfolio, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Financials and the largest sector underweight was Information Technology.

Contributors to Performance

The Financials and Real Estate sectors provided the largest contributions to relative performance. Regarding individual positions, Microsoft Corp.; Apple Inc.; Broadcom Inc.; Alphabet Inc.; and KLA Corp. were among the top contributors to absolute performance.

Microsoft is a beneficiary of corporate America’s transformative digitization. Microsoft’s CEO expects technology spending as a percent of GDP to jump from about 5% now to 10% in 10 years and that Microsoft will continue to capture market share within the technology sector. The company operates through three segments: Productivity and Business Processes (Office, LinkedIn, and Dynamics), Intelligent Cloud (Server Products and Cloud Services, Azure, and Enterprise Services), and More Personal Computing (Windows, Devices, Gaming, and Search). While the company reported operating results that met consensus estimates, its investment in OpenAI’s ChatGPT captured the attention of investors, contributing to positive performance. Throughout the period, Microsoft surprised investors with continual rollouts of new AI capabilities across the company’s portfolio (e.g., Bing, GitHub, Teams, Office 365). Moreover, the company witnessed significant growth in its Intelligent Cloud segment, as Azure continues to expand its market share. Despite the encouraging results throughout the period, demand challenges stemming from companies looking to optimize their cloud spending led to a deceleration in cloud growth during the fiscal fourth quarter, compared to the previous quarter. Acknowledging that cloud optimization may curb the company’s growth in the short term, we remain confident about the company’s prospects going forward, particularly in the realm of AI adoption. Further, CEO Satya Nadella has recently indicated that substantial revenue contributions from AI could begin to materialize around the first half of 2024.

Detractors from Performance

The Information Technology and Consumer Discretionary sectors were the largest detractors from relative performance. Regarding individual positions, Pfizer Inc.; Chevron Corp.; NextEra Energy, Inc.; Johnson & Johnson; and RTX Corp. were among the top detractors from absolute performance.

Pfizer is a global pharmaceutical firm with a varied range of products and developmental candidates. The company’s focus includes discovering, developing, licensing, and marketing drugs in areas such as oncology, rare diseases, infection and immunology, hospital care, and other medication indications. During the period, shares detracted from performance due to weak demand for Covid-19 related vaccines and Paxlovid, an antiviral drug to treat Covid-19. Moreover, the company reported disappointing clinical results showing low efficacy for its developmental obesity drug.

At the end of the reporting period, the fixed income portion of the Portfolio consisted of 22 corporate bonds and represented 26% of non-cash Portfolio assets. The Bloomberg U.S. Corporate Bond Index entered 2023 with a yield and spread to treasuries down from the October 2022 peak. Yields remained in a reasonably narrow range through early summer then moved up through the 2022 highs from late summer into October on continued hawkish commentary from the Fed and concerns about increased Treasury issuance. The last two months of the year saw a sharp pull back to near the lows for the year, as the Fed signaled an end to rate hikes and potential for cuts in 2024. Spreads ended the year at their tightest level since early 2022 after experiencing a spike in March back to the highs of October 2022 on the back of the turmoil caused by the regional bank collapses. As a result, total returns for corporates were up 8.5% for the twelve-month period ended December 31, 2023.

Thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Executive Officer, Chief Investment Officer

Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Balanced Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective prospectus for the Portfolio. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolio’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Portfolio. Please refer to the Schedule of Investments for the Portfolio which is included in this report for a complete list of Portfolio holdings as of December 31, 2023. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolio during the twelve-month fiscal period.

Risk Disclosures

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. The risks of investing in fixed-income securities include sensitivity to interest-rate and credit rating changes, call risk, increased volatility for lower rated securities, and pre-payment risk. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. At times, the Portfolio may hold a large cash position, which may underperform relative to equity securities.

For a more detailed discussion of the risks associated with the Portfolio, please see the Portfolio’s prospectus.

Before investing, carefully consider the Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com. Read the prospectus and summary prospectus carefully before investing.

Fred Alger & Company, LLC, Distributor. NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock.

•	Free cash flow is the cash a company generates after taking into consideration cash outflows that support its operations and maintain its capital assets.

•	The Bloomberg U.S. Corporate Bond Index is an unmanaged market-value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more.

•	The Bloomberg U.S. Government/Credit Bond Index is an index that measures performance of government and corporate bonds.

•	The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers. The Bureau of Labor Statistics (BLS) calculates the CPI as a weighted average of prices for a basket of goods and services representative of aggregate U.S. consumer spending.

•	The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI captures large and mid cap representation across Developed Markets (DM) and Emerging Markets (EM) countries.

•	The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

•	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•	The S&P 500 Index tracks the performance of 500 large companies listed on stock exchanges in the U.S.

ALGER BALANCED PORTFOLIO

Fund Highlights Through December 31, 2023 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Balanced Portfolio Class I-2 shares, the S&P 500 Index (an unmanaged index of common stocks), and the Bloomberg U.S. Gov’t/Credit Bond Index (an unmanaged index of government and corporate bonds) for the ten years ended December 31, 2023. Figures for each of the Alger Balanced Portfolio Class I-2 shares, the Bloomberg U.S. Gov’t/Credit Bond Index and the S&P 500 Index include reinvestment of dividends. Figures for the Alger Balanced Portfolio Class I-2 shares also include reinvestment of capital gains. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER BALANCED PORTFOLIO

Fund Highlights Through December 31, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 12/31/23

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class I-2	17.43%	10.32%	8.19%
S&P 500 Index	26.29%	15.69%	12.03%
Bloomberg U.S. Gov’t/Credit Bond Index	5.72%	1.41%	1.97%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent quarter end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the Portfolio or contract level for the cost of the insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

PORTFOLIO SUMMARY†

December 31, 2023 (Unaudited)

Alger Balanced
SECTORS/SECURITY TYPES	Portfolio
Communication Services	6.7%
Consumer Discretionary	5.2
Consumer Staples	4.7
Energy	3.6
Financials	9.3
Healthcare	9.3
Industrials	4.7
Information Technology	22.7
Materials	1.5
Real Estate	2.5
Utilities	1.2
Total Equity Securities	71.4
Corporate Bonds	26.4
Total Debt Securities	26.4
Short-Term Investments and Net Other Assets	2.2
100.0%

†	Based on net assets of the Portfolio.

THE ALGER PORTFOLIOS | ALGER BALANCED PORTFOLIO

Schedule of Investments December 31, 2023

COMMON STOCKS—68.5%	SHARES	VALUE
AEROSPACE & DEFENSE—0.9%
General Dynamics Corp.	607	$157,620
TransDigm Group, Inc.	331	334,839
		492,459
APPLICATION SOFTWARE—0.8%
Adobe, Inc.*	803	479,070
ASSET MANAGEMENT & CUSTODY BANKS—2.4%
BlackRock, Inc., Cl. A	831	674,606
Blackstone, Inc.	4,076	533,630
The Carlyle Group, Inc.	3,254	132,405
		1,340,641
BIOTECHNOLOGY—2.2%
AbbVie, Inc.	5,506	853,265
Amgen, Inc.	731	210,543
Gilead Sciences, Inc.	1,909	154,648
		1,218,456
BROADLINE RETAIL—1.8%
Amazon.com, Inc.*	6,524	991,257
BUILDING PRODUCTS—0.3%
Johnson Controls International PLC	3,333	192,114
CABLE & SATELLITE—0.8%
Comcast Corp., Cl. A	10,272	450,427
COMMODITY CHEMICALS—0.2%
Dow, Inc.	2,203	120,813
COMMUNICATIONS EQUIPMENT—0.7%
Cisco Systems, Inc.	7,654	386,680
CONSUMER ELECTRONICS—0.4%
Garmin Ltd.	1,685	216,590
CONSUMER STAPLES MERCHANDISE RETAIL—0.6%
Walmart, Inc.	2,062	325,074
COPPER—0.5%
Southern Copper Corp.	3,046	262,169
DIVERSIFIED BANKS—3.1%
Bank of America Corp.	14,212	478,518
JPMorgan Chase & Co.	7,307	1,242,921
		1,721,439
ELECTRIC UTILITIES—0.4%
NextEra Energy, Inc.	3,710	225,345
ELECTRICAL COMPONENTS & EQUIPMENT—1.3%
Eaton Corp., PLC	3,047	733,779
FINANCIAL EXCHANGES & DATA—0.7%
CME Group, Inc., Cl. A	1,948	410,249
FOOD DISTRIBUTORS—0.4%
Sysco Corp.	2,852	208,567

THE ALGER PORTFOLIOS | ALGER BALANCED PORTFOLIO

Schedule of Investments December 31, 2023 (Continued)

COMMON STOCKS—68.5% (CONT.)	SHARES	VALUE
GOLD—0.1%
Newmont Corp.	1,921	$79,510
HEALTHCARE DISTRIBUTORS—0.4%
Cardinal Health, Inc.	2,440	245,952
HEALTHCARE EQUIPMENT—0.4%
Medtronic PLC	2,597	213,941
HOME IMPROVEMENT RETAIL—1.6%
The Home Depot, Inc.	2,586	896,178
HOUSEHOLD PRODUCTS—1.0%
The Procter & Gamble Co.	3,862	565,937
INDUSTRIAL CONGLOMERATES—1.3%
Honeywell International, Inc.	3,434	720,144
INDUSTRIAL GASES—0.7%
Air Products & Chemicals, Inc.	1,507	412,617
INTEGRATED OIL & GAS—2.6%
Chevron Corp.	4,198	626,174
Exxon Mobil Corp.	5,063	506,199
TotalEnergies SE#	4,927	331,981
		1,464,354
INTEGRATED TELECOMMUNICATION SERVICES—0.6%
Verizon Communications, Inc.	9,043	340,921
INTERACTIVE MEDIA & SERVICES—5.3%
Alphabet, Inc., Cl. A*	9,494	1,326,217
Alphabet, Inc., Cl. C*	7,838	1,104,609
Meta Platforms, Inc., Cl. A*	1,578	558,549
		2,989,375
INVESTMENT BANKING & BROKERAGE—1.5%
Morgan Stanley	9,056	844,472
LEISURE FACILITIES—0.3%
Vail Resorts, Inc.	783	167,147
MANAGED HEALTHCARE—2.1%
UnitedHealth Group, Inc.	2,204	1,160,340
MULTI-UTILITIES—0.8%
Consolidated Edison, Inc.	2,316	210,686
Sempra Energy	2,872	214,625
		425,311
OIL & GAS EXPLORATION & PRODUCTION—0.3%
Pioneer Natural Resources Co.	736	165,512
OIL & GAS STORAGE & TRANSPORTATION—0.3%
ONEOK, Inc.	2,628	184,538
PERSONAL CARE PRODUCTS—0.2%
Kenvue, Inc.	4,341	93,462

THE ALGER PORTFOLIOS | ALGER BALANCED PORTFOLIO

Schedule of Investments December 31, 2023 (Continued)

COMMON STOCKS—68.5% (CONT.)	SHARES	VALUE
PHARMACEUTICALS—4.2%
AstraZeneca PLC#	5,015	$337,761
Bristol-Myers Squibb Co.	2,952	151,467
Eli Lilly & Co.	1,010	588,749
GSK PLC#	2,968	109,994
Johnson & Johnson	3,126	489,969
Merck & Co., Inc.	2,724	296,971
Novartis AG#	1,792	180,938
Pfizer, Inc.	6,956	200,263
		2,356,112
PROPERTY & CASUALTY INSURANCE—0.4%
The Hartford Financial Services Group, Inc.	2,582	207,541
RAIL TRANSPORTATION—0.5%
Union Pacific Corp.	1,184	290,814
RESTAURANTS—1.1%
McDonald’s Corp.	1,186	351,661
Starbucks Corp.	2,764	265,371
		617,032
SEMICONDUCTOR MATERIALS & EQUIPMENT—2.5%
KLA Corp.	2,378	1,382,331
SEMICONDUCTORS—4.7%
Broadcom, Inc.	1,503	1,677,724
QUALCOMM, Inc.	4,459	644,905
Taiwan Semiconductor Manufacturing Co., Ltd.#	2,951	306,904
		2,629,533
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—1.8%
PepsiCo, Inc.	3,379	573,889
The Coca-Cola Co.	7,258	427,714
		1,001,603
SYSTEMS SOFTWARE—7.5%
Microsoft Corp.	10,701	4,024,004
Oracle Corp.	1,703	179,547
		4,203,551
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.5%
Apple, Inc.	17,623	3,392,956
Dell Technologies, Inc., Cl. C	3,275	250,538
		3,643,494
TOBACCO—0.7%
Altria Group, Inc.	5,538	223,403
Philip Morris International, Inc.	2,015	189,571
		412,974
TRADING COMPANIES & DISTRIBUTORS—0.4%
Ferguson PLC	1,135	219,134

THE ALGER PORTFOLIOS | ALGER BALANCED PORTFOLIO

Schedule of Investments December 31, 2023 (Continued)

COMMON STOCKS—68.5% (CONT.)	SHARES	VALUE
TRANSACTION & PAYMENT PROCESSING SERVICES—1.2%
Visa, Inc., Cl. A	2,579	$671,443
TOTAL COMMON STOCKS
(Cost $15,112,706)		38,380,402

MASTER LIMITED PARTNERSHIP—0.4%	SHARES	VALUE
OIL & GAS STORAGE & TRANSPORTATION—0.4%
Cheniere Energy Partners LP	4,434	220,769
(Cost $147,024)		220,769

REAL ESTATE INVESTMENT TRUST—2.5%	SHARES	VALUE
HEALTHCARE—0.5%
Welltower, Inc.	2,974	268,166
INDUSTRIAL—0.3%
Prologis, Inc.	1,262	168,225
MORTGAGE—0.3%
Blackstone Mortgage Trust, Inc., Cl. A	7,805	166,012
RETAIL—0.5%
Simon Property Group, Inc.	2,230	318,087
SPECIALIZED—0.9%
Crown Castle Inc.	2,371	273,115
Lamar Advertising Co., Cl. A	2,052	218,087
		491,202
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $1,122,266)		1,411,692

CORPORATE BONDS—26.4%	PRINCIPAL AMOUNT	VALUE
AGRICULTURAL & FARM MACHINERY—1.7%
John Deere Capital Corp., 2.125%, 3/7/25	1,000,000	970,102
APPLICATION SOFTWARE—1.7%
Salesforce, Inc., 0.625%, 7/15/24	1,000,000	975,154
AUTOMOBILE MANUFACTURERS—0.8%
General Motors Financial Co., Inc., 1.5%, 6/10/26	500,000	458,528
BIOTECHNOLOGY—1.8%
AbbVie, Inc., 3.6%, 5/14/25	1,000,000	982,325
BROADLINE RETAIL—0.9%
Amazon.com, Inc., 4.55%, 12/1/27	500,000	508,405
CONSUMER FINANCE—0.9%
American Express Co., 5.85%, 11/5/27	500,000	522,033
CONSUMER STAPLES MERCHANDISE RETAIL—0.9%
Walmart, Inc., 3.9%, 9/9/25	500,000	495,353
DIVERSIFIED BANKS—2.7%
JPMorgan Chase Bank, 5.11%, 12/8/26	500,000	504,929
Wells Fargo & Co., 3.3%, 9/9/24	1,000,000	987,249
		1,492,178
HEALTHCARE SERVICES—0.9%
Haleon UK Capital PLC, 3.125%, 3/24/25(a)	500,000	488,675

THE ALGER PORTFOLIOS | ALGER BALANCED PORTFOLIO

Schedule of Investments December 31, 2023 (Continued)

CORPORATE BONDS—26.4% (CONT.)	PRINCIPAL AMOUNT	VALUE
HOME IMPROVEMENT RETAIL—0.9%
The Home Depot, Inc., 2.7%, 4/15/25	500,000	$488,122
MANAGED HEALTHCARE—1.8%
UnitedHealth Group, Inc., 3.7%, 5/15/27	1,000,000	980,666
MULTI-UTILITIES—0.9%
Sempra Energy, 5.4%, 8/1/26	500,000	507,124
PACKAGED FOODS & MEATS—1.0%
Nestle Holdings, Inc., 0.606%, 9/14/24(a)	550,000	532,469
RESTAURANTS—1.8%
McDonald’s Corp., 4.8%, 8/14/28	500,000	509,471
Starbucks Corp., 5.819%, 2/14/24+
(1-Day SOFR + 0.42%)	500,000	500,002
		1,009,473
SEMICONDUCTOR MATERIALS & EQUIPMENT—0.9%
KLA Corp., 4.65%, 11/1/24	500,000	497,313
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—0.9%
PepsiCo, Inc., 4.45%, 5/15/28	500,000	508,504
SPECIALIZED—2.1%
Crown Castle Inc., 3.2%, 9/1/24	1,200,000	1,180,982
SPECIALTY CHEMICALS—0.9%
Ecolab, Inc., 5.25%, 1/15/28	500,000	516,858
SYSTEMS SOFTWARE—0.9%
Oracle Corp., 5.8%, 11/10/25	500,000	508,076
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.0%
Apple, Inc., 1.125%, 5/11/25	1,200,000	1,145,410
TOTAL CORPORATE BONDS
(Cost $14,995,401)		14,767,750

SHORT—TERM INVESTMENTS—1.8%	SHARES	VALUE
U.S. GOVERNMENT—1.8%
U.S. Treasury Bill, 0.00%, 2/20/24	1,000,000	992,778
(Cost $992,778)		992,778
Total Investments
(Cost $32,370,175)	99.6%	$55,773,391
Unaffiliated Securities (Cost $32,370,175)		55,773,391
Other Assets in Excess of Liabilities	0.4%	222,826
NET ASSETS	100.0%	$55,996,217

* Non-income producing security.

# American Depositary Receipts.

(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities represent 1.9% of the net assets of the Portfolio.

+ Variable rate securities based on reference index and spread. The rate reported is the rate in effect as of December 31, 2023.

Abbreviations:

SOFR – Secured Overnight Financing Rate

See Notes to Financial Statements.

ALGER BALANCED PORTFOLIO

Statement of Assets and Liabilities December 31, 2023

	Alger Balanced Portfolio

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$55,773,391
Receivable for investment securities sold	222,237
Receivable for shares of beneficial interest sold	14,565
Dividends and interest receivable	171,564
Prepaid expenses	24,197
Total Assets	56,205,954

LIABILITIES:
Payable for shares of beneficial interest redeemed	66,723
Bank overdraft	59,697
Accrued investment advisory fees	33,515
Accrued shareholder administrative fees	472
Accrued administrative fees	1,298
Accrued professional fees	21,354
Accrued fund accounting fees	13,260
Accrued printing fees	10,392
Accrued custodian fees	1,215
Accrued transfer agent fees	420
Accrued trustee fees	357
Accrued other expenses	1,034
Total Liabilities	209,737
NET ASSETS	$55,996,217

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	32,251,697
Distributable earnings	23,744,520
NET ASSETS	$55,996,217
* Identified cost	$32,370,175	(a)

See Notes to Financial Statements.

(a) At December 31, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $32,153,489 amounted to $23,619,902, which consisted of aggregate gross unrealized appreciation of $24,291,096 and aggregate gross unrealized depreciation of $671,194.

ALGER BALANCED PORTFOLIO

Statement of Assets and Liabilities December 31, 2023 (Continued)

Alger Balanced Portfolio

NET ASSETS BY CLASS:
Class I-2	$55,996,217

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	2,957,487

NET ASSET VALUE PER SHARE:
Class I-2	$18.93

See Notes to Financial Statements.

ALGER BALANCED PORTFOLIO

Statement of Operations for the year ended December 31, 2023

Alger Balanced Portfolio

INCOME:
Dividends (net of foreign withholding taxes*)	$878,343
Interest	473,912
Total Income	1,352,255

EXPENSES:
Investment advisory fees — Note 3(a)	379,720
Shareholder administrative fees — Note 3(f)	5,348
Administration fees — Note 3(b)	14,707
Fund accounting fees	58,907
Professional fees	42,870
Registration fees	17,985
Printing fees	13,718
Transfer agent fees — Note 3(f)	5,997
Custodian fees	5,212
Trustee fees — Note 3(g)	3,046
Interest expenses	36
Other expenses	22,104
Total Expenses	569,650
NET INVESTMENT INCOME	782,605

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on unaffiliated investments	315,210
Net change in unrealized appreciation on unaffiliated investments	7,551,559
Net realized and unrealized gain on investments	7,866,769
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,649,374
* Foreign withholding taxes	$6,334

See Notes to Financial Statements.

ALGER BALANCED PORTFOLIO

Statements of Changes in Net Assets

	Alger Balanced Portfolio
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022

Net investment income	$782,605	$631,214
Net realized gain on investments	315,210	1,225,079
Net change in unrealized appreciation (depreciation) on investments	7,551,559	(8,860,578)
Net increase (decrease) in net assets resulting from operations	8,649,374	(7,004,285)

Dividends and distributions to shareholders:
Class I-2	(954,446)	(2,940,829)
Total dividends and distributions to shareholders	(954,446)	(2,940,829)

Increase (decrease) from shares of beneficial interest transactions — Note 6:
Class I-2	(3,616,030)	(458,480)
Total increase (decrease)	4,078,898	(10,403,594)

Net Assets:
Beginning of period	51,917,319	62,320,913
END OF PERIOD	$55,996,217	$51,917,319

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Balanced Portfolio			Class I-2
	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Net asset value, beginning of period	$16.40	$19.59	$17.05	$15.71	$13.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.26	0.20	0.16	0.21	0.25
Net realized and unrealized gain (loss) on investments	2.59	(2.41)	3.09	1.39	2.41
Total from investment operations	2.85	(2.21)	3.25	1.60	2.66
Dividends from net investment income	(0.26)	(0.21)	(0.16)	(0.20)	(0.23)
Distributions from net realized gains	(0.06)	(0.77)	(0.55)	(0.06)	(0.39)
Net asset value, end of period	$18.93	$16.40	$19.59	$17.05	$15.71
Total return(ii)	17.43%	(11.31)%	19.12%	10.23%	19.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$55,996	$51,917	$62,321	$52,305	$49,475
Ratio of net expenses to average net assets	1.07%	1.04%	1.09%	1.07%	1.10%
Ratio of net investment income to average net assets	1.46%	1.14%	0.88%	1.34%	1.67%
Portfolio turnover rate	6.05%	9.47%	11.10%	15.41%	5.71%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

Alger Balanced Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Fund operates as a series company currently offering six series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Growth & Income Portfolio, Alger Mid Cap Growth Portfolio, Alger Small Cap Growth Portfolio and Alger Balanced Portfolio (collectively, the “Portfolios”). These financial statements include only the Alger Balanced Portfolio (the “Portfolio”). The Portfolio’s investment objective is current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed-income securities. Shares of the Portfolio are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.

On May 23, 2023, the Board of Trustees of the Fund (the “Board”) approved the transition of the Fund’s custodian and administrator from Brown Brothers Harriman & Company (the “Custodian”) to The Bank of New York Mellon. This change is anticipated to become effective in early 2024.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Portfolio values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments held by the Portfolio are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

The Board has designated, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Portfolio’s investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) as its valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Committee”) comprised of representatives of the Investment Manager and officers of the Portfolio to assist in performing the duties and responsibilities of the Valuation Designee.

The Valuation Designee has established valuation processes including but not limited to: (i) making fair value determinations when market quotations for financial instruments are not readily available in accordance with valuation policies and procedures adopted by the Board; (ii) assessing and managing material risks associated with fair valuation determinations; (iii) selecting, applying and testing fair valuation methodologies; and (iv) overseeing and evaluating pricing services used by the Portfolio. The Valuation Designee regularly reports its fair valuation determinations and related valuation information to the Board. The Committee generally meets quarterly and on an as-needed basis to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule 2a-5.

Alger Balanced Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

Investments in money market funds and short-term securities held by the Portfolio having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are generally valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities in which the Portfolio invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Valuation Designee, through its Committee, believes to be the fair value of these securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the NYSE is open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolio. Unobservable inputs are inputs that reflect the Portfolio’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

Alger Balanced Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, amortized cost, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Portfolio may significantly differ from the valuations that would have been assigned by the Portfolio had there been an active market for such securities.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statement of Operations.

Alger Balanced Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

(e) Lending of Fund Securities: The Portfolio may lend its securities to financial institutions (other than to the Investment Manager or its affiliates), provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets including borrowings, as defined in its prospectus. The Portfolio earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian, in an amount equal to at least 102% of the current market value of U.S. loaned securities or 105% for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian each day and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolio may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolio is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Portfolio. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of December 31, 2023.

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolio on the ex-dividend date. The Portfolio declares and pays dividends from net investment income, if available, annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of real estate investment trusts (“REITs”) and partnership investments. The reclassifications are done annually at year-end and have no impact on the net asset value of the Portfolio and are designed to present the Portfolio’s capital accounts on a tax basis.

(g) Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax provision is required.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Portfolio to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Portfolio files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Portfolio’s tax returns remains open for the tax years 2019-2022. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Alger Balanced Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

(h) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of the Portfolio. Expenses directly attributable to the Portfolio are charged to the Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with the Investment Manager, are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended December 31, 2023, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Actual Rate
Alger Balanced Portfolio(a)	0.71%	0.55%	0.71%

(a) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(b) Administration Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Portfolio at the annual rate of 0.0275%.

(c) Brokerage Commissions: During the year ended December 31, 2023, the Portfolio paid Fred Alger & Company, LLC, the Fund’s distributor and affiliate of Alger Management (the “Distributor” or “Alger LLC”), $60 in connection with securities transactions.

(d) Interfund Loans: The Portfolio, along with other funds in the Alger Fund Complex (as defined below), may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, the Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If the Portfolio has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Portfolio’s total assets, the Portfolio will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolio. There were no interfund loans outstanding as of December 31, 2023.

Alger Balanced Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

(e) Other Transactions with Affiliates: Certain officers and one Trustee of the Fund are directors and/or officers of Alger Management, the Distributor, or their affiliates. No shares of the Portfolio were held by Alger Management and its affiliated entities as of December 31, 2023.

(f) Shareholder Administrative Fees: The Fund has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for providing administrative oversight of the Fund’s transfer agent and for other related services. The Portfolio compensates Alger Management at the annual rate of 0.01% of the average daily net assets for these services.

(g) Trustee Fees: Each trustee who is not an “interested person” of the Fund, as defined in the 1940 Act (“Independent Trustee”), receives a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional Funds, The Alger Funds II, The Alger Funds, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chair of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

The Board has adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

(h) Interfund Trades: The Portfolio may engage in purchase and sale transactions with other funds advised by Alger Management or sub-advised by Weatherbie Capital, LLC, an affiliate of Alger Management. There were no interfund trades during the year ended December 31, 2023.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Fund, other than U.S. Government securities and short-term securities, for the year ended December 31, 2023.

	PURCHASES	SALES
Alger Balanced Portfolio	$3,162,820	$6,177,228

Alger Balanced Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 — Borrowings:

The Portfolio may borrow from the Custodian on an uncommitted basis. The Portfolio pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short-term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commission, if any. Borrowings from the Custodian are included in Bank overdrafts in the Statements of Assets and Liabilities. The Portfolio may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(d). For the year ended December 31, 2023, the Portfolio had the following borrowings from the Custodian or other funds in the Alger Fund Complex:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Balanced Portfolio	$469	7.77%

The highest amount borrowed by the Portfolio from the Custodian and other funds in the Alger Fund Complex during the year ended December 31, 2023 was as follows:

HIGHEST BORROWING
Alger Balanced Portfolio	$57,096

NOTE 6 — Share Capital:

The Portfolio has an unlimited number of authorized shares of beneficial interest of $.001 par value. During the year ended December 31, 2023, and the year ended December 31, 2022, transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	DECEMBER 31, 2023		DECEMBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Balanced Portfolio
Class I-2:
Shares sold	175,367	$3,078,898	288,791	$5,146,133
Dividends reinvested	50,795	954,446	177,801	2,940,829
Shares redeemed	(434,005)	(7,649,374)	(482,357)	(8,545,442)
Net decrease	(207,843)	$(3,616,030)	(15,765)	$(458,480)

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended December 31, 2023 and the year ended December 31, 2022 was as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	DECEMBER 31, 2023	DECEMBER 31, 2022
Alger Balanced Portfolio
Distributions paid from:
Ordinary Income	$787,651	$628,083
Long-term capital gain	166,795	2,312,746
Total distributions paid	$954,446	$2,940,829

Alger Balanced Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2023, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Balanced Portfolio
Undistributed ordinary income	$—
Undistributed long-term gains	124,618
Net accumulated earnings	124,618
Net unrealized appreciation	23,619,902
Total accumulated earnings	$23,744,520

During the year ended December 31, 2023, the Portfolio had no capital loss carryforwards utilized for federal income tax purposes.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, REITs, and partnership investments.

The Portfolio accrues tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax. For the year ended December 31, 2023, there were no accrued taxes on foreign capital gains.

Permanent differences, primarily from prior year adjustments, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2023:

Alger Balanced Portfolio
Distributable earnings	$16,190
Paid in Capital	$(16,190)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of December 31, 2023 in valuing the Portfolio’s investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with its investments, the Portfolio has determined that presenting them by security type and sector is appropriate.

Alger Balanced Portfolio	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$3,780,723	$3,780,723	$—	$—
Consumer Discretionary	2,888,204	2,888,204	—	—
Consumer Staples	2,607,617	2,607,617	—	—
Energy	1,814,404	1,814,404	—	—
Financials	5,195,785	5,195,785	—	—
Healthcare	5,194,801	5,194,801	—	—
Industrials	2,648,444	2,648,444	—	—
Information Technology	12,724,659	12,724,659	—	—
Materials	875,109	875,109	—	—
Utilities	650,656	650,656	—	—
TOTAL COMMON STOCKS	$38,380,402	$38,380,402	$—	$—

Alger Balanced Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Balanced Portfolio	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
MASTER LIMITED PARTNERSHIP
Energy	$220,769	220,769	$—	$—
REAL ESTATE INVESTMENT TRUST
Financials	166,012	166,012	—	—
Real Estate	1,245,680	1,245,680	—	—
TOTAL REAL ESTATE INVESTMENT TRUST	$1,411,692	$1,411,692	$—	$—
CORPORATE BONDS
Consumer Discretionary	2,464,528	$—	2,464,528	—
Consumer Staples	1,536,326	—	1,536,326	—
Financials	2,014,211	—	2,014,211	—
Healthcare	2,451,666	—	2,451,666	—
Industrials	970,102	—	970,102	—
Information Technology	3,125,953	—	3,125,953	—
Materials	516,858	—	516,858	—
Real Estate	1,180,982	—	1,180,982	—
Utilities	507,124	—	507,124	—
TOTAL CORPORATE BONDS	$14,767,750	$—	$14,767,750	$—
U.S. TREASURY OBLIGATIONS
Government	992,778	—	992,778	—
TOTAL INVESTMENTS IN SECURITIES	$55,773,391	$40,012,863	$15,760,528	$—

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial reporting purposes. As of December 31, 2023, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Liabilities
Bank overdraft	$59,697	$—	$59,697	—

Alger Balanced Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 9 — Principal Risks:

Investing in the stock market involves risks, including the potential loss of principal. Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The risks of investing in fixed-income securities include sensitivity to interest rate and credit rating changes, call risk, increased volatility for lower rated securities, and pre-payment risk. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons. Junk bonds are high risk investments that are considered speculative and may cause income and principal losses. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. At times, the Portfolio may hold a large cash position, which may underperform relative to equity securities.

NOTE 10 — Subsequent Events:

Management of the Portfolio has evaluated events that have occurred subsequent to December 31, 2023, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Alger Balanced Portfolio and the Board of Trustees of The Alger Portfolios:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Alger Balanced Portfolio, (the “Fund”) one of the portfolios constituting The Alger Portfolios, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

New York, New York

February 26, 2024

We have served as the auditor of one or more investment companies within the Alger group of investment companies since 2009.

THE ALGER PORTFOLIOS | Alger Balanced Portfolio

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2023 and ending December 31, 2023 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Portfolio’s shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER PORTFOLIOS | Alger Balanced Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Six Months Ended December 31, 2023(a)	Annualized Expense Ratio For the Six Months Ended December 31, 2023(b)
Alger Balanced Portfolio
Class I-2 Actual	$1,000.00	$1,068.70	$5.58	1.07%
Hypothetical(c)	1,000.00	1,019.81	5.45	1.07

(a)	Expenses are equal to the annualized expense ratio of the share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

THE ALGER PORTFOLIOS | Alger Balanced Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Fund

Information about the Trustees and officers of the Fund is set forth below. In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Institutional Funds, Alger Global Focus Fund, The Alger Funds II and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year.

Additional information regarding the Trustees and officers of the Fund is available in the Fund’s Statement of Additional Information.

Name (Year of Birth) and Address(1)	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2003	Non-Profit Fundraising Consultant since 2015, Schultz & Williams, Non-profit Fundraising Consultant since 2014, Hilary Alger Consulting, Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Philadelphia Ballet; School Committee Member from 2017 to 2023, Germantown Friends School; Trustee, Target Margin Theatre from 1995 to 2023.	28	Board of Directors, Alger Associates, Inc.
Non-Interested Trustees:

Charles F. Baird, Jr. (1953)	Trustee since 2007	Managing Partner since 1997, North Castle Partners (private equity securities group).	28	None
David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	28	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 2003	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	28	None

(1) The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.

(2) Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Fund by virtue of her ownership control of Alger Associates, Inc., which indirectly controls Alger Management and its affiliates.

(3) “Alger Fund Complex” refers to the Fund and the five other registered investment companies managed by Alger Management and the series therof. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other five registered investment companies in the Alger Fund Complex.

THE ALGER PORTFOLIOS | Alger Balanced Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position with Fund and Address(1)	Principal Occupations	Officer Since
Officers(2):

Hal Liebes (1964) President, Principal Executive Officer	Executive Vice President, Chief Operating Officer (“COO”) and Secretary, Alger Management; COO and Secretary, Alger Associates, Inc.; Director, Alger SICAV; Vice President, COO, Manager and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; COO and Secretary, Weatherbie Capital, LLC; Secretary and Manager, Alger Apple Real Estate LLC; Manager, Alger Partners Investors I LLC, Alger Partners Investors II LLC, Alger Partners Investors-Crossbay LLC, and Alger Partners Investors KEIGF; Secretary, Alger Boulder LLC.	2005
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Senior Vice President, General Counsel, Chief Compliance Officer (“CCO”) and Assistant Secretary, Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO and Authorized Signer, Alger Management, Ltd.; Vice President and Assistant Secretary, Alger Group Holdings, LLC; Assistant Secretary, Weatherbie Capital, LLC.	2017
Michael D. Martins (1965) Treasurer, Principal Financial Officer	Senior Vice President of Alger Management.	2005
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2007
Mia G. Pillinger (1989) Assistant Secretary	Vice President and Associate Counsel of Alger Management. Formerly, Associate at Willkie Farr & Gallagher, LLP, from 2016 to 2020.	2020
Sushmita Sahu (1981) AML Compliance Officer	Vice President of Alger Management.	2021

(1)	The address of each officer is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.
(2)	Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

The Statement of Additional Information contains additional information about the Fund’s Trustees and officers and is available without charge upon request by calling (800) 992-3863.

THE ALGER PORTFOLIOS | Alger Balanced Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

At a meeting held on September 19, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of The Alger Portfolios (the “Trust”), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), reviewed and approved the continuation of the investment advisory agreement between Fred Alger Management, LLC (“Fred Alger Management” or the “Manager”) and the Trust, on behalf of the Fund (the “Management Agreement”), for an additional one-year period.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager and its representatives at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information the Manager provided in response to a request for information Independent Trustee counsel submitted to the Manager on behalf of the Independent Trustees in connection with the Board’s annual contract consideration, as well as information provided in response to a supplemental request from Independent Trustee counsel on behalf of the Independent Trustees. The materials for the Meeting included a presentation and analysis of the Fund and the Manager by FUSE Research Network LLC (“FUSE”), an independent consulting firm. The Board also received a presentation from FUSE representatives at the Meeting and, among other things, received a description of the methodology FUSE used to select the mutual funds included in the Fund’s Peer Universe and Peer Group (as described below).

The Independent Trustees also received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement. The Independent Trustees also received a memorandum from Independent Trustee counsel discussing the legal standards and their duties in considering the continuation of the Management Agreement, and counsel reviewed those standards with the Independent Trustees during their separate meeting. The Independent Trustees also met separately with senior management of the Manager, during which time the Independent Trustees discussed various matters related to proposed continuation of the Management Agreement.

The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the short- and long-term investment performance of the Fund; (iii) the costs of the services the Manager provided and profits it realized; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

In the discussions that follow, reference is made to the “median” in the Peer Group and Peer Universe categories. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group (as described below). FUSE information is calculated on a share class basis.

THE ALGER PORTFOLIOS | Alger Balanced Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

In particular, in approving the continuance of the Management Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Fund. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for the Fund; the structure of investment professional compensation; oversight of third-party service providers; short- and long-term investment performance, fee and expense information; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager; and the range of advisory fees the Manager charged to other funds and accounts under its management, including the Manager’s explanation of differences among such funds and accounts and the Fund, where relevant. The Board noted that it received information at regular meetings throughout the year regarding the services rendered by the Manager concerning the management of the Fund’s affairs, including certain portfolio manager presentations, and the Manager’s role in coordinating and overseeing providers of other services to the Fund. The Board also noted the work undertaken by the Manager with respect to implementing new regulatory requirements applicable to the Fund.

The Board noted Fred Alger Management’s history and expertise in the “growth” style of investment management, as well as Fred Alger Management’s consistency in applying its “growth” style investment philosophy and process. The Board noted the length of time the Manager had provided services as an investment adviser to the Fund and also noted FUSE’s analysis that the long-term performance record of certain series in the Alger Family of Funds supports Fred Alger Management’s view on its overall investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger Family of Funds. The Board noted the continuing strong financial position of the Manager and its commitment to the fund business.

Following consideration of such information, the Trustees determined that they remain satisfied with the nature, extent and quality of services provided by the Manager to the Fund under the Management Agreement.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods. The Board considered the performance returns for the Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (“Peer Universe”), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”), each as selected by FUSE, as well as the Fund’s benchmark index. The Board noted that long-term performance could be impacted by one period of significant outperformance or underperformance.

THE ALGER PORTFOLIOS | Alger Balanced Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board also reviewed and considered Fund performance reports provided by management and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. The Board further noted that representatives of the Manager review with the Trustees the recent and longer-term performance of the Fund, including contributors to and detractors from Fund performance at every quarterly meeting of the Board throughout the year.

In considering the Fund’s performance generally, the Board observed the Manager’s consistency in implementing its growth style investment process and philosophy for the Fund and considered how a strategy’s “growthiness” as compared to peers can impact relative performance results, even among comparisons that either FUSE or the Manager already have identified as having growth characteristics. In this regard, the Board considered FUSE’s commentary regarding the Fund’s growth investment style as compared to a universe of peers comprised of actively managed funds within the Fund’s Morningstar category and as compared to the Fund’s benchmark index, as measured by Morningstar’s Raw Value-Growth score.

The Trustees concluded that the Fund’s performance was acceptable. The Board noted that the Fund’s annualized total return for the one-, three-, five- and ten-year periods outperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and ten-year periods was in the first quartile of its Peer Universe.

Comparative Fees and Expenses

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to Fred Alger Management in light of the nature, extent and quality of the services provided by the Manager pursuant to the Management Agreement. The Board also considered the actual fee rate (after taking any waivers and reimbursements into account, if any) payable by the Fund (the “Actual Management Fee”). Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses, including administrative fees payable to Fred Alger Management, with those of the funds in the Peer Group provided by FUSE. The Board reviewed the methodology used by FUSE in calculating expense information, including that for purposes of the comparisons below, the Contractual Management Fee used by FUSE for the Fund and peers includes the advisor fee and administrative fee, if a fund reports both.

The Board discussed the factors that could contribute to the Fund’s Contractual Management Fee, Actual Management Fee or total expenses being above or below the median of the Fund’s Peer Group and concluded that the Contractual Management Fee charged to the Fund is reasonable in relation to the services rendered by Fred Alger Management and is the product of arm’s length negotiations.

THE ALGER PORTFOLIOS | Alger Balanced Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board noted that the Contractual Management Fee and total expenses for the Fund were above the median and in the fourth (most expensive) quartile of its Peer Group.

In connection with its consideration of the Fund’s fees payable under the Management Agreement, the Board also received information on the range of fees charged by the Manager for funds and accounts of a similar investment strategy to the Fund that are under its management. The Board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Fund, versus those accounts and the differences in the levels of services required by the Fund as compared to those accounts.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management in connection with the operation of the Fund. In this respect, the Board considered overall profitability, including in comparison to certain investment advisory peers, as well as the profits of Fred Alger Management in providing investment management and other services to the Fund during the year ended June 30, 2023. The Board also reviewed the profitability methodology and any changes thereto, noting that management maintains a consistent methodology year to year. The Board considered FUSE’s view that Fred Alger Management’s expense allocation policies align with accepted industry practices.

The Board noted that costs incurred in establishing and maintaining the infrastructure necessary for the mutual fund operations conducted by Fred Alger Management may not be fully reflected in the expenses allocated to the Fund in determining Fred Alger Management’s profitability.

The Board also considered the extent to which the Manager might derive ancillary benefits from Fund operations, including, for example, through soft dollar arrangements. Based upon its consideration of all these factors, the Trustees concluded that the level of profits realized by Fred Alger Management and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of Fund shareholders. The Board noted the existence of a management fee breakpoint for the Fund, which operates to share economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses.

The Trustees concluded that for the Fund, to the extent economies of scale may be realized by Fred Alger Management, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows, including through the management fee breakpoints in place for the Fund.

THE ALGER PORTFOLIOS | Alger Balanced Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Conclusion

The Board’s consideration of the Contractual Management Fee for the Fund also had the benefit of a number of years of reviews of the Management Agreement, during which lengthy discussions took place between the Board and representatives of the Manager. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the Fund’s arrangements in prior years.

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees voting separately, unanimously approved the continuation of the Management Agreement for an additional one-year period.

THE ALGER PORTFOLIOS | Alger Balanced Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 06/22/21

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and

•  Account balances and

•  Transaction history and

•  Purchase history and

•  Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share their personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER PORTFOLIOS | Alger Balanced Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Alger collect my personal information?

We collect your personal information, for example, when you:

• Open an account or

• Make deposits or withdrawals from your account or

• Give us your contact information or

• Provide account information or

• Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes ─ information about your credit worthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER PORTFOLIOS | Alger Balanced Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Portfolio uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Portfolio’s website at http://www.alger. com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Portfolio’s securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Portfolio’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio files its complete schedule of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Portfolio makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger. com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is directly received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these third parties to confirm that they understand the Portfolio’s policies and procedures regarding such disclosure. These agreements must be approved by the Portfolio’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom the Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

THE ALGER PORTFOLIOS | Alger Balanced Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Portfolio routinely provides to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of the Portfolio versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”), which is reasonably designed to assess and manage the Portfolio’s liquidity risk.

The Board met on December 12, 2023 (the “Meeting”) to review the LRMP. The Board previously appointed Alger Management as the program administrator for the LRMP and approved an agreement with ICE Data Services (“ICE”), a third party vendor that assists the Portfolio with liquidity classifications required by the Liquidity Rule. Alger Management also previously delegated oversight of the LRMP to the Liquidity Risk Committee (the “Committee”). At the Meeting, the Committee, on behalf of Alger Management, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation, and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2022 through November 30, 2023 (the “Review Period”).

The Report stated that the Committee assessed the Portfolio’s liquidity risk by considering qualitative factors such as the Portfolio’s investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of the Portfolio’s liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size (“RATS”) and market price impact. The Report described the process for determining that the Portfolio primarily holds investments that are highly liquid. The Report noted that the Committee also performed stress tests on the Portfolio, concluded that the Portfolio remained primarily highly liquid. The Report stated that during the Reporting Period, based on updates to Alger Management’s Rule 144A Policy and Procedures, the reporting of Rule 144A securities was updated to reflect the factors used to determine whether such securities, which are deemed illiquid, are liquid and freely tradeable.

THE ALGER PORTFOLIOS | Alger Balanced Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

There were no material changes to the LRMP during the Review Period. The Report provided to the Board stated that the Committee concluded that, based on the operation of the functions, as described in the Report, during the Review Period, the Fund’s LRMP was operating effectively and adequately with respect to the Portfolio and has been effectively implemented during the Review Period.

THE ALGER PORTFOLIOS

100 Pearl Street, 27th Floor
New York, NY 10004
(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Distributor

Fred Alger & Company, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of Alger Balanced Portfolio. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Portfolio, which contains information concerning the Portfolio’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOYINK

Printed on recycled paper

BalancedAR

ITEM 2.	CODE OF ETHICS.

(a)
The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Charles F. Baird, Jr. is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. Baird is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)	Audit Fees:
     December 31, 2023          $20,700
     December 31, 2022          $30,500

b)	Audit-Related Fees: NONE

c)	Tax Fees for tax advice, tax compliance and tax planning:
     December 31, 2023          $4,300
     December 31, 2022          $5,385

d)	All Other Fees:
     December 31, 2023          $484
     December 31, 2022          $2,095

Other fees include a review and consent for Registrant’s registration statement filing and a review of the semi-annual financial statements.

e)	1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2)	All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f)	Not Applicable

g)	Non-Audit Fees:
     December 31, 2023          $260,680          €105,649
     December 31, 2022          $300,142          €99,042

h)
The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

i)	Not Applicable

j)	Not Applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	INVESTMENTS.

(a)	A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b)
No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

              Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Code of Ethics as Exhibit 99.CODE ETH

(a)(2)	Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b)	Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios
Alger Balanced Portfolio

By:	/s/ Hal Liebes

Hal Liebes
Principal Executive Officer

Date: February 21, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes

Hal Liebes
Principal Executive Officer

Date: February 21, 2024

By:	/s/ Michael D. Martins

Michael D. Martins
Principal Financial Officer

Date: February 21, 2024